Goodwill	12 Months Ended
Dec. 31, 2022
Goodwill
Goodwill

16.  Goodwill

The changes in the carrying amount of goodwill for the years ended December 31, 2021 and 2022 are as follows:

	All other	Bigo	Total
	US$	US$	US$

Balance as of December 31, 2020 (i)	17,862	1,854,221	1,872,083
Increase in goodwill related to acquisition (ii)	84,925	—	84,925
Foreign currency translation adjustments	1,255	—	1,255
Balance as of December 31, 2021	104,042	1,854,221	1,958,263

Increase in goodwill related to acquisition (ii)	708,471	—	708,471
Impairment (i)	(14,830)	—	(14,830)
Foreign currency translation adjustments	(2,597)	—	(2,597)
Balance as of December 31, 2022	795,086	1,854,221	2,649,307
(i)

The Group performs its annual goodwill impairment test of each reporting unit in the fourth quarter, or more frequently, if certain events or circumstances warrant. Events or changes in circumstances which might indicate potential impairment in goodwill include the entity-specific factors, including, but not limited to, stock price volatility, market capitalization relative to net book value, and projected revenue, market growth and operating results.

16.  Goodwill (continued)

The Group performed a goodwill impairment analysis in the fourth quarter of 2020, 2021 and 2022. When determining the fair value of the Bigo reporting unit, the Group used the income approach. The income approach determines fair value based on discounted cash flow models derived from the reporting units’ long-term forecasts which included a five-year future cash flow projection and an estimated terminal value for the impairment analysis of 2022. The discounted cash flow model included a number of significant unobservable inputs. Key assumptions used to determine the estimated fair value include: (a) the future cash flows forecasts including expected revenue growth, (b) an estimated terminal value using a terminal year long-term future growth rate determined based on the growth prospects of the reporting unit; and (c) a discount rate that reflects the weighted-average cost of capital adjusted for the relevant risk associated with each reporting unit’s operations and the uncertainty inherent in the Group’s internally developed forecasts. Based on the Group’s assessment, the fair value of Bigo reporting unit exceeded their carrying value by around 10%, 10% and 4% of the carrying value of the Bigo reporting unit in 2020, 2021 and 2022, respectively. In addition, management also assessed the reasonableness of the fair value derived from its discounted cash flow analysis after consideration of the Group's net book value and market capitalization.

In the annual goodwill impairment assessment, the Company concluded that the carrying amounts of a reporting unit exceeded their respective fair values and recorded impairment losses of nil, nil and US$14,830 during the years ended December 31, 2020, 2021 and 2022, respectively.

(ii)The increase in goodwill in 2021 and 2022 was related to the acquisition in Note 5.